Exhibit 99.2

FINANCIAL RESULTS AND COMPANY OVERVIEW 2018 Second-Quarter Performance September 5th, 2018

Disclaimer Forward-Looking Statements and Preliminary Results This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are based on management’s beliefs and assumptions and information currently available to management and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future results, and that actual results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those “Risk factors” in our annual report on Form 10-K, for the fiscal year ended January 28, 2018, filed on March 13, 2018 and those described from time to time in our, and HD Supply, Inc.’s, other filings with the U.S. Securities and Exchange Commission, which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Estimates for Net sales, Adjusted EBITDA and Adjusted net income per diluted share are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end adjustments. Any variation between HD Supply’s actual results and the preliminary financial data set forth herein may be material. Non-GAAP Financial Measures HD Supply supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share, Net debt and Free cash flow. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share and Net Debt referred to in this presentation is included at the end of this presentation under “Capital Structure Overview and Reconciliation of Non-GAAP Measures.”

Q2’18 Execution Highlights Focused on Controllable Execution 1 Q2’17 Net Income includes $361M of Income from Discontinued Operations 2 See appendix slides 20 and 21 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income and Income from Continuing Operations 3 Free Cash Flow is defined as LTM Operating Cash Flow of $499M, Less Capital Expenditures of $98M (including Cash Flow from Discontinued Operations) Note: “VPY” denotes Versus Prior Year, “LTM” denotes Last Twelve Months +18% Net Sales Growth Versus Prior Year (“VPY”) +10% Organic Sales Growth VPY +17% Operating Income Growth VPY +60% Income from Continuing Operations VPY 70% Net Income Decline VPY1 +18% Adjusted EBITDA2 Growth VPY +55% Adjusted Net Income per Diluted Share2 Growth VPY $401M LTM Free Cash Flow3

Pricing In-line with Market Topics of Recent Investor Interest Topic Consideration 3. Freight Costs Inflation Rising Freight Costs Focused on Shareholder Value Currently Minimal Impact on Sourcing from Tariffs Proprietary Brands Rebar Represents Approximately 5% of Total Sales Tariff Impact on Rebar Remains Strong 5. Non-residential End Market

$1,352M $1,600M +18% Gross Profit Gross Margin % Operating Income Adj. EBITDA % Op. Income % $539M $622M 39.9% 38.9% $208M $246M $180M $211M 15.4% 15.4% 13.2% +15% -100 BPs - +18% ($ in millions, except per share data) $127M $182M +17% Net Sales 1 Q2’17 Net Income includes $361M of Income from Discontinued Operations 2 See appendix slides 20 and 21 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income and Income from Continuing Operations Q2’17 Adj. EBITDA2 VPY Adj. Net Income2 13.3% Q2’18 $0.64 $0.99 +55% Per Diluted Share2 +$248M +43% Net Income1 $442M $131M -70% $2.22 $0.71 -$1.51 Per Diluted Share1 +18.3% Net Sales Growth VPY Q2’18 Financial Results -10 BPs +10% +$137M organic

Q2'18 Segment Performance

HD SUPPLY

($ in millions)

	HD SUPPLY FACILITIES MAINTENANCE	HD SUPPLY CONSTRUCTION & INDUSTRIAL
Net Sales		
Adj. EBITDA	$145M / $150M / +3%	$63M / $96M / +52%

VPY
$769M
$820M
+7%
Q2'17
Q2'18

VPY
$584M
$781M
+34%
organic
+15%
Q2'17
Q2'18

Organic Growth in Both Business Units

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Q2’18 Taxes and Cash Flow

HDSUPPLY

Taxes

- **Favorable Tax Asset** with **Significant Gross Federal Net Operating Loss (“NOL”) Carryforwards of Approximately $495M**
  - **~$161M** Tax-affected Amount of Federal and State NOLs
- **Cash Taxes**
  - **$3M** in Q2’18
  - **$2-4M Estimated** in Q3’18
  - **$10-12M Estimated** in FY’18
- **Effective Rate**
  - **~25%** for Q2’18
  - Expected **25-26%** for FY’18

Cash Flow

- **$2.0B Net Debt[1] at the End of Q2’18**
  - **2.4x** Net Debt to Adj. EBITDA
- **$401M Q2’18 LTM Free Cash Flow[2]**
- **$28M of Capital Expenditures in Q2’18**

Note: Contains forward-looking information; please see Disclaimer on slide 2
[1] Reconciled on slide 16 “Net Debt” defined as Total Debt plus letter of credit and capital lease obligations, less cash and cash equivalents
[2] Free Cash Flow is defined as LTM Operating Cash Flow of $499M, Less Capital Expenditures of $98M (including Cash Flow from Discontinued Operations)

Capital Structure Execution

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+18.3% Q2’18 Average Daily Sales Growth Q2’18 Monthly Average Daily Sales (%) 6.1% 33.4% 17.7% Aug. 6.0% 33.1% 7.4% 33.3% Facilities Maintenance Construction & Industrial (Preliminary) 18.7% 18.7% 17.8% 6.3% 34.5% 6.9% 6.7% May Jun. Jul. Prior Year $626M $513M $486M HD Supply Net Sales $488M 3.4% 5.6% Q2’18 4.3% 9.8% $436M 3.7% 8.2% $532M 2.6% 4.5% $408M 5.2% 9.3% $412M HD Supply Average Daily Sales Growth VPY ’17 Selling Days 24 20 19 20 Current Year Note: Contains forward-looking information; please see Disclaimer on slide 2 24 20 19 20 ’18 Selling Days Q3’18 organic 10.4% organic 10.2% organic 9.7% ’16 Selling Days 24 20 19 20 organic 10.6%

Q3'18 Guidance

HD SUPPLY

($ in millions, except per share amounts)


Net Sales
VPY
$1,610M
+18%
$1,560M
+14%
$1,370M
Q3'17
Q3'18
Midpoint
$1,585M
+16%


Adj. EBITDA
VPY
$249M
+16%
$239M
+12%
$214M
Q3'17
Q3'18
$244M
+14%


Adj. Net Income
Per Diluted Share¹
VPY
$1.00
+25%
$0.95
+19%
$0.80
Q3'17
Q3'18
$0.98
+23%

[1] Q3'18 Adjusted Net Income per Diluted Share range assumes a fully diluted weighted average share count of ~184 million

Note: Contains forward-looking information; please see Disclaimer on slide 2. No reconciliation of the forecasted range for Adjusted EBITDA to Net income and Adjusted net income per diluted share to Net income per diluted share for the third quarter of fiscal 2018 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

+16% Net Sales Growth VPY at Midpoint

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FY'18 Guidance

($ in millions)

Net Sales
Midpoint



$6,000M
$5,900M
$5,121M
$279M
$360M
$75M
$115M
$5,950M
+300 BPs
FY'17
Core Business Growth[1]
A.H Harris[2]
53rd Week and Holiday Shift
Guidance Raised[3]
FY'18

Adj. EBITDA
Midpoint



$870M
$845M
$731M
$62M
$7M
$40M
$7M
($12M)
$23M
$858M
1.5x
FY'17
Core Business Growth 1.5x Op. Lev[4]
FY'17 Supply Chain Costs
A.H Harris[2]
53rd Week and Holiday Shift
FY'18 FM Accelerated Investments
Guidance Raised[3]
FY'18

[1] End Market estimate of ~3% is the management estimate of the growth of our markets based on multiple quantitative and long-term average growth target based on management estimates and projections
[2] Consolidated from March 5, 2018
[3] Guidance Raised on June 5, 2018 and September 5, 2018
[4] Operating Leverage is defined as Adjusted EBITDA Growth Divided by Total Net Sales Growth

Note: Contains forward-looking information; please see Disclaimer on slide 2. No reconciliation of the forecasted range for Adjusted EBITDA to Net income for the full year fiscal 2018 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Strong Sales and Earnings Growth

10

Approximately 3% End Market Growth for FY’18 FY’18 End Market Preliminary Outlook Residential Construction “Living Space” MRO Primary End Market Non-Residential Construction ~3% FY’18 End Market Estimates1 1% to 2% Current View as of September ’18  Mid-Single Digit 1 Management estimate; end market growth based on multiple quantitative and qualitative inputs Note: Contains forward looking information; please see Disclaimer on slide 2  Low Single Digits to Mid-Single Digit

HD Supply Current Outlook Summary

HDSUPPLY

Q3'18

- **+16% Net Sales VPY at Midpoint**
  - $1,560M to $1,610M Net Sales
- **+14% Adj. EBITDA VPY at Midpoint**
  - $239M to $249M Adj. EBITDA
- **+23% Adj. Net Income per Diluted Share VPY at Midpoint**
  - $0.95 to $1.00 Adj. Net Income per Diluted Share
- **Assumes ~184M Diluted Share Count[1]**

FY'18

- **Approximately 3% End Market VPY[2]**
- **+16% Net Sales VPY at Midpoint**
  - $5,900M to $6,000M Net Sales
- **+17% Adj. EBITDA VPY at Midpoint**
  - $845M to $870M Adj. EBITDA
- **+42% Adj. Net Income per Diluted Share VPY at Midpoint**
  - $3.22 to $3.35 Adj. Net Income per Diluted Share
- **Assumes ~184M Diluted Share Count[1]**

[1] *Assumes No Additional Share Repurchases*
[2] *Management estimate; end market growth based on multiple quantitative and qualitative inputs*
Note: Contains forward-looking information; please see Disclaimer on slide 2. No reconciliation of the forecasted range for Adjusted EBITDA to Net income and Adjusted net income per diluted share to Net income per diluted share for the third quarter of fiscal 2018 and full-year fiscal 2018 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors

Current Outlook Summary 12

Q&A Q&A

Concluding Remarks One Team, Driving Customer Success and Value Creation Continual Operational Improvement +18% Net Sales Growth in Q2’18 VPY +18% Adjusted EBITDA1 Growth in Q2’18 VPY +55% Adjusted Net Income per Diluted Share1 Growth in Q2’18 VPY Continued Momentum into the Second Half of 2018 Team is Focused and Energized to Deliver 1 See appendix slides 20 and 21 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income and Income from Continuing Operations Note: “VPY” denotes Versus Prior Year.

Q&A APPENDIX

~$1.7B Net Debt Capital Structure Overview Q2’18 Debt Balances Senior ABL Facility Term B-3 Loans April 2016 Senior Unsecured Notes $49 1,000 4/5/22 8/13/21 Outstanding Debt3 Less: Cash and Cash Equivalents Net Debt $2,008 (228) $2,122 Balance Maturity 1 Represents the Stated Rate of Interest, Without Including the Effect of Discounts or Premiums 2 Subject to Applicable Redemption Price Terms 3 Excludes Unamortized Discounts of $5M and Unamortized Deferred Financing Costs of $19M ($ in millions) 3.07% 4.33% Interest Rate1 531 n/a Now Soft Call Date2 5.75% 4/15/24 4/15/19 Term B-4 Loans 10/17/23 4.58% 542 Now Plus: Letters of Credit 27 Plus: Capital Lease Obligation 87

Illustrative Adjusted EPS Calculation

HDSUPPLY

($ in millions, except per share data)

Illustrative

	Actual				Estimates	
	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18	FY'18
Adjusted EBITDA	$214M	$152M	$190M	$246M	*TBD*	*TBD*
(–) Depreciation and Amortization[1]	($22M)	($24M)	($24M)	($27M)	(~$25M)	(~$101M)
(+) Amortization of Acquired Intangibles	$3M	$3M	$5M	$6M	~$5M	~$22M
(–) Interest Expense, Net (GAAP)	($35M)	($31M)	($33M)	($35M)	(~$35M)	(~$140M)
(–) Cash Income Taxes[2]	($4M)	($2M)	($2M)	($3M)	(~$3M)	(~$11M)
(–) Stock-based Compensation	($7M)	($7M)	($6M)	($6M)	(~$6M)	(~$24M)
(+) Other	-	-	-	$1M	-	$1M
= Adjusted Net Income	$149M	$91M	$130M	$182M	*TBD*	*TBD*
÷ Diluted Shares Outstanding	~187M	~186M	~185M	~184M	~184M	~184M
= Adjusted Net Income per Diluted Share	$0.80	$0.49	$0.70	$0.99	*TBD*	*TBD*

[1] Includes Amounts Recorded within Cost of Sales
[2] Q3'17 excludes $13 million of taxes paid in relation to the sale of the Waterworks Business Unit
Note: Contains forward looking information; please see Disclaimer on slide 2. No reconciliation of Adjusted EBITDA to Net income, Adjusted net income to Net Income and Adjusted net income per diluted share to Net income per diluted share for the third quarter of fiscal 2018 and full year fiscal 2018 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Illustrative Adjusted EPS Calculation 17

$513M Preliminary August Sales Monthly Net Sales ($) Facil. Maint. Const. & Ind. ’18 Selling Days ’17 Selling Days ($ in millions) HD Supply Net Sales (Preliminary) FY’17 $223 $283 $197 $208 $237 $212 $224 $287 $246 $249 $325 $263 $180 $249 $175 $182 $185 $179 $199 $288 $243 $237 $301 $250 $248 $188 20 19 25 18 20 281 20 20 25 20 19 24 20 20 19 25 18 20 23 20 20 25 20 19 24 20 Note: Contains forward-looking information; please see Disclaimer on slide 2 1 Contains an extra selling week as compared with other years. Fiscal 2018 contains 53 weeks FY’18 ’16 Selling Days 20 19 25 18 20 23 20 20 25 20 19 24 20 organic organic organic organic organic organic organic organic organic organic $436M $403M $531M $372M $390M $421M $391M $423M $575M $488M $486M $626M $513M $406M $539M $455M $451M $583M $480M Aug. Sep. Oct. Nov. Dec. Jan. Feb. Mar. Apr. May Jun. Jul. Aug.

+10.2% Organic Preliminary Average Daily Sales Growth in August Average Daily Sales – Organic1 (VPY%) HD Supply Organic Average Daily Sales Growth VPY1 (VPY%) 1 Adjusted for Acquisitions, Divestitures, and Selling Days 2 Contains an extra selling week as compared with other years. Fiscal 2018 contains 53 weeks Note: Contains forward-looking information; please see Disclaimer on slide 2 Facil. Maint. Const. & Ind. 1.3% 6.1% 4.3% 4.9% 2.2% 7.1% 5.9% 5.4% 6.3% 7.4% 6.1% 6.0% 4.3% 10.3% 14.5% 16.4% 18.6% 13.3% 17.3% 9.4% 16.3% 16.0% 14.0% 14.4% 15.7% 9.8% FY’17 FY’18 ’18 Selling Days ’17 Selling Days 20 19 25 18 20 282 20 20 25 20 19 24 20 20 19 25 18 20 23 20 20 25 20 19 24 20 ’16 Selling Days 20 19 25 18 20 23 20 20 25 20 19 24 20 (Preliminary) organic organic organic organic organic 6.7% 5.2% 10.0% 9.8% 10.9% 6.8% 11.7% 12.0% 17.7% 18.7% 18.7% 17.8% 17.7% 7.5% 10.3% 10.6% 10.4% 9.7% 10.2% Aug. Sep. Oct. Nov. Dec. Jan. Feb. Mar. Apr. May Jun. Jul. Aug.

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA

HD SUPPLY

($ in millions)

	Three Months Ended		Six Months Ended	
	July 29, 2018	July 30, 2017	July 29, 2018	July 30, 2017
Net income	**$131**	$ 442	**$220**	$ 527
Less income from discontinued operations, net of tax	**1**	361	**1**	388
Income from continuing operations	**130**	81	**219**	139
Interest expense, net	**35**	49	**68**	98
Provision for income taxes	**46**	50	**75**	69
Depreciation and amortization[1]	**27**	22	**51**	44
Loss on extinguishment & modification of debt[2]	**-**	-	**-**	3
Restructuring charges[3]	**2**	-	**9**	-
Stock-based compensation	**6**	6	**12**	12
Acquisition and Integration Costs[4]	**1**	-	**3**	-
Other	**(1)**	-	**(1)**	-
Adjusted EBITDA	**$ 246**	$ 208	**$ 436**	$ 365

[1] Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations
[2] Represents the loss on extinguishment of debt including the write-off of unamortized deferred financing costs, original issue discount, and other assets or liabilities associated with such debt. Also includes the cost of debt modification.
[3] Represents the costs related to exiting the Company's previous corporate headquarters and the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs
[4] Represents the costs incurred in the acquisition and integration of A.H. Harris Construction Supplies

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Reconciliation of Non-GAAP Measures: Net Income to Adjusted Net Income and Adjusted Net Income Per Share

HDSUPPLY

($ in millions, except share and per share amounts)

	Three Months Ended		Six Months Ended	
	July 29, 2018	July 30, 2017	July 29, 2018	July 30, 2017
Net income	**$ 131**	$ 442	**$ 220**	$ 527
Less income from discontinued operations, net of tax	**1**	361	**1**	388
Income from continuing operations	**130**	81	**219**	139
Provision for income taxes	**46**	50	**75**	69
Cash paid for income taxes	**(3)**	(7)	**(5)**	(10)
Amortization of acquisition related intangible assets (other than software)	**6**	3	**11**	6
Loss on extinguishment & modification of debt[1]	**-**	-	**-**	3
Restructuring charges[2]	**2**	-	**9**	-
Acquisition and Integration Costs[3]	**1**	-	**3**	-
Adjusted Net Income	**$ 182**	$ 127	**$ 312**	$ 207
Weighted average common shares outstanding (in thousands)				
Basic	**182,992**	197,752	**183,659**	199,230
Diluted	**183,822**	198,954	**184,456**	201,010
Adjusted Net Income Per Share - Basic	**$0.99**	$0.64	**$1.70**	$1.04
Adjusted Net Income Per Share - Diluted	**$0.99**	$0.64	**$1.69**	$1.03

[1] Represents the loss on extinguishment of debt including the write-off of unamortized deferred financing costs, original issue discount, and other assets or liabilities associated with such debt. Also includes the cost of debt modification.
[2] Represents the costs related to exiting the Company's previous corporate headquarters and the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs
[3] Represents the costs incurred in the acquisition and integration of A.H. Harris Construction Supplies

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